Exhibit 10.2

CONTRACT NUMBER: 2019-000052P

AMENDMENT TO THE CONTRACT BETWEEN
ADMINISTRACION DE SEGUROS DE SALUD DE PUERTO RICO (ASES)
and
TRIPLE-S SALUD, INC.
to
ADMINISTER THE PROVISION OF PHYSICAL
AND BEHAVIORAL HEALTH SERVICES UNDER THE GOVERNMENT HEALTH PLAN

THIS AMENDMENT TO THE CONTRACT BETWEEN ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES) AND PLAN DE SALUD MENONITA, INC., FOR THE PROVISION OF PHYSICAL AND BEHAVIORAL HEALTH SERVICES UNDER THEGOVERNMENT HEALTH PLAN (the "Amendment") is by and between Triple-S Salud, Inc. ("the Contractor"), a managed care organization duly organized and authorized to do business under the laws of the Government of Puerto Rico, represented by its President, Juan Ricardo Serrano Carney, of legal age, married, resident of Carolina, Puerto Rico, and the Puerto Rico Health Insurance Administration (Administración de Seguros de Salud de Puerto Rico, hereinafter referred to as "ASES" or "the Administration"), a public corporation of the Commonwealth of Puerto Rico, represented by its Executive Director, Jorge E. Galva Rodríguez, JD, MHA, of legal age, married and resident of Vega Alta, Puerto Rico.

WHEREAS, the Contractor and ASES executed a Contract for the provision of Physical Health and Behavioral Health Services under the Government Health Plan for the Commonwealth of Puerto Rico, on September 21, 2018, (hereinafter referred to as the “Contract”);

WHEREAS, the Contract provides, pursuant to Article 55, that the Parties may amend such Contract by mutual written consent;

WHEREAS, all provisions of the Contract will remain in full force and effect as described therein, except as otherwise provided in this Amendment.

NOW, THEREFORE, and in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to clarify and/or amend the Contract as follows:

I.	AMENDMENTS

1.	Section 21.4.1 shall be amended as follows:

21.4.1
Notwithstanding anything to the contrary in this Contract, because the Parties have not completed the revision of the PMPM Payments by the expiration of the current rating period which ends on September 30, 2021, (the "Expired Rating Period") such that the new rating period must commence without revised PMPM Payments, then the following shall occur:

21.4.1.1	ASES shall continue to pay Contractors at the PMPM Payment rates that existed during the Expired Rating Period;

21.4.1.2
As soon as practicable, but in no event more than ninety-two (92) days following the expiration of the Expired Rating Period, or sooner if the revised PMPM Payments ("Updated PMPM Payments") become available, the Parties shall complete in good faith the review of the Updated PMPM Payments.

21.4.1.3
Following agreement upon the Updated PMPM Payments, the Parties shall execute an amendment to Attachment 11 of the Contract setting forth the Updated PMPM Payments. Such amendment and the Updated PMPM Payments shall be effective as of October 1, 2021 as if the Updated PMPM Payments had been agreed upon at the expiration of the Expired Rating Period, provided that,

21.4.1.3.1
Notwithstanding the foregoing, because Updated PMPM Payments are subject to CMS and the Financial Oversight and Management Board ("FOMB") approval, ASES will continue to pay Contractors at the PMPM Payment rates that existed during the Expired Rating Period until such time as CMS and the FOMB have approved the Updated PMPM Payments, and;

21.4.1.3.2
Within thirty (30) calendar days following CMS's and the FOMB's approval of the Updated PMPM Payments, the Parties shall begin to reconcile any difference between (i) PMPM Payments that ASES made to Contractors after the Expired Rating Period and (ii) Updated PMPM Payments.

2.	The following amended attachments, copies of which are included, are substituted in this Contract as follows:

ATTACHMENT 31:	ENROLLEES QUALIFIED FOR THE GOVERNMENT HEALTH PLAN UNDER TEMPORARY EXPANSIONS OF MEDICAID COVERAGE ELIGIBILITY

II.	RATIFICATION

All other terms and provisions of the original Contract, as amended by Contracts Number 2019- 000052A, B, C, D, E, F, G, H, I, J and K, L, M, N, O and of any and all documents incorporated by reference therein, not specifically deleted or modified herein shall remain in full force and effect. The Parties hereby affirm their respective undertakings and representations as set forth therein, as of the date thereof. Capitalized terms used in this Amendment, if any, shall have the same meaning assigned to such terms in the Contract.

III.	EFFECT; CMS APPROVAL

The Parties agree and acknowledge that this Amendment, including any attachments, is subject to approval by the United States Department of Health and Human Services Centers for Medicare and Medicaid Services ("CMS") and the Financial Oversight and Management Board for Puerto Rico ("FOMB"), and that ASES shall submit this Amendment for CMS and FOMB approval.

The Contractor represents and warrants that the information included in the Contractor Certification Requirement is complete, accurate and correct, and that any misrepresentation, inaccuracy of falseness in such Certification will render the contract null and void and the Contractor will have the obligation to reimburse immediately to the Commonwealth any amounts, payments or benefits received from the Commonwealth under the proposed contract.

IV.	AMENDMENT EFFECTIVE DATE

Contingent upon approval of CMS and unless a provision in this Amendment specifically indicates a different effective date, this Amendment shall become effective October 1, 2021, (the "Amendment Effective Date") and remain in effect until December 31, 2021 or the date on which a new amendment setting forth the Updated PMPM Payments is executed, whichever is sooner.

V.	ENTIRE AGREEMENT

This Amendment constitutes the entire. understanding and agreement of the Parties with regards to the subject matter hereof, and the Parties by their execution and delivery of this Amendment to the Contract hereby ratify all of the terms and conditions of the Contract Number 2019-000052, including amendments A, B, C, D, E, F, G, H, I, J, K, L, M, N, O and this Amendment P.

The Parties agree that ASES will be responsible for the submission and registration of this Amendment in the Office of the Comptroller General of the Commonwealth, as required under law and applicable regulations.

ACKNOWLEDGED BY THE PARTIES by their duly authorized representatives on this 29 day of September, 2021.

ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES)

/s/ Jorge E, Galva Rodríguez	09/29/2021
Name: Jorge E, Galva Rodríguez, JD, MHA	Date
EIN: 66-05000678

TRIPLE-S SALUD, INC.

/s/ Juan R. Serrano Carney	09/29/2021
Name: Juan R. Serrano Carney	Date
EIN: 66-055677

Account No. 256-5325 to 5330

ATTACHMENT 31
ENROLLEES QUALIFIED FOR THE GOVERNMENT HEALLTH PLAN UNDER TEMPORARY EXPANSIONS OF MEDICAID COVERAGE ELIGIBILITY

1.	DEFINITIONS
1.1	"Emergency Medical Group ("EMG")
A category of Enrollees qualified for GHP under a temporary expansion of Medicaid coverage eligibility requirements during the COVID-19 pandemic.

1.2	Emergency Medical Group Enrollees
From November 15, 2020 to December 31. 2021. Potential Enrollees who qualify for the Emergency Medical Group ("EMG") are eligible to participate under the Medicaid and CHIP programs under the GHP. During this time, EMG Enrollees shall receive the same benefits as the eligible populations as defined in Section 1.3.1.

2.	ELIGIBILITY
2.1
EMG potential enrollees shall comply with eligibility requirements as set fo1th by the Medicaid Program for the establishment of the poverty level for eligibility certification. EMG enrollees may be considered Medicaid, CHIP or State Population according to Medicaid Program's eligibility certification.

3.	ENROLLMENT AND APPLICABLE RATES
3.1	Effective Date of Enrollment for EMG
The effective Date of Enrollment for all Emergency Medical Group Enrollees shall begin no earlier than November 15, 2020. All other Enrollment processes and procedures under Section 5.2 of this Contract shall apply, including those applicable provisions governing notification to Enrollees and Providers on Enrollment and changes in Enrollment status.

3.2	Disenrollment
EMG Enrollees shall have a Term of Enrollment that expires on December 31, 2021. Upon expiration of this term, EMG Enrollees shall undergo the same Disenrollment procedures set forth under Section 5.3 as applicable to Enrollees who are no longer eligible for the GHP.

3.3	Applicable rates
Payment for EMG shall be as specified in the amended Attachment 11.

4.	HEALTH CARE IMPROVEMENT PROGRAM (HCIP) AND QUALITY ACTIVITIES

4.1	The EMG population will be excluded from the following quality activities:

4.1.1	HCIP- The Contractor shall not include the EMG population under the program.
4.1.2	CAHPS & ECHO - The Contractor shall not survey the EMG population.
4.1.3	Performance Improvement Projects- The Contractor shall exclude the EMG population from the projects implemented.
4.1.4	ER Quality Initiative- The MCO will not include the EMG population.

4.2	Health Risk Assessment
The Contractor shall perform the Health Risk Assessment during the first 120 days of the member's enrollment.

5.	ATTACHMENT APPLICABILITY

This attachment supplements, and, where indicated, supersedes the requirements contained in Articles 1-61 of this Contract. The Contractor is required to follow all provisions pursuant to Articles 1-61 of this Contract unless otherwise stated in this attachment. Hence, all the terms and conditions of this Contract and its Attachments remain in full force and effect.